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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 19, 1999



                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                   0-26866             95-4343413
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No)




                22026 20th Avenue S.E., Bothell, Washington 98021
--------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code (425) 487-9500
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 6
                             Exhibit Index on Page 4


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ITEMS 1 THROUGH 4, 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM 5    OTHER EVENTS.

          Reference is made to the press release issued to the public by the registrant on April 19, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements

              Not Applicable

          (b) Pro Forma Financial Information

              Not Applicable

          (c) Exhibits


                      EXHIBIT NO.           DESCRIPTION
                      -----------           -----------
                      99.1                  Press Release dated April 19, 1999.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SONUS PHARMACEUTICALS, INC.



Date: April 22, 1999            By:    /s/ Gregory Sessler
                                       ------------------------------------
                                       Gregory Sessler
                                       Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release dated April 19, 1999.




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